                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                 CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


                                 August 9, 1999
               --------------------------------------------------
                        (Date of earliest event reported)


                               Rayovac Corporation
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             (Exact name of Registrant as specified in its charter)


        Wisconsin                      001-13615                    22-2423556
--------------------------    ----------------------------    ------------------------
        (State of                 (Commission File No.)             (IRS Employer
    Incorporation)                                              Identification No.)


                   601 Rayovac Drive, Madison, Wisconsin 53711
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          (Address of principal executive offices, including zip code)


                                 (608) 275-3340
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              (Registrant's telephone number, including area code)


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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In this first amendment to the Company's Form 8-K, the Company is providing the information required by Item 7 of that form.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. The following financial statements are included as Exhibit 99.1 and 99.2 to this report:

                  Audited Consolidated Financial Statements of ROV Limited and
                  Subsidiaries:

                      Report of Independent Certified Public Accountants

                      Consolidated Balance Sheets at December 31, 1998 and 1997

                      Consolidated Statements of Operations for the years ended December 31, 1998, 1997 and 1996

                      Consolidated Statements of Changes in Shareholders' Equity for the years ended December 31, 1998, 1997 and 1996

                      Consolidated Statements of Cash Flows for the years ended December 31, 1998, 1997 and 1996.

                      Notes to Consolidated Financial Statements

                  Unaudited Condensed Consolidated Financial Statements of ROV Limited and Subsidiaries:

                      Condensed Consolidated Balance Sheets at June 25, 1999 and December 31, 1998

                      Condensed Consolidated Statements of Operations for the periods from January 1, 1999 through June 25, 1999 and from January 1, 1998 through June 26, 1998

                      Condensed Consolidated Statements of Operations for the periods from September 25, 1998 through June 25, 1999 and from September 26, 1997 through June 26, 1998

                      Condensed Consolidated Statements of Cash Flows for the periods from January 1, 1999 through June 25, 1999 and from January 1, 1998 through June 26, 1998

                      Condensed Consolidated Statements of Cash Flows for the periods from September 25, 1998 through June 25, 1999 and from September 26, 1997 through June 26, 1998

                      Notes to Condensed Consolidated Financial Statements

                                   Page 2 of 4



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(b)      PRO FORMA FINANCIAL INFORMATION. The following unaudited pro forma financial information with respect to the Registrant is included as
         Exhibit 99.3 to this report:

                      Unaudited Pro Forma Condensed Consolidated Balance Sheet as of July 4, 1999

                      Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Nine Months Ended July 4, 1999 and Year Ended September 30, 1998

c)     EXHIBITS

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
EXHIBIT NUMBER           DESCRIPTION

2.1 Share Purchase Agreement made as of June 11, 1999, by and among the Company, Vidor Battery Company, Rayovac Latin America, Ltd., substantially all the shareholders of ROV Limited, ROV Limited, ESB ROV Ltd., Duranmas, S.A., certain second-tier subsidiaries of ROV Limited, Ray-O-Vac Overseas Corporation, and Alfredo J. Diez and Richard T. Doyle, Jr., as selling group representatives (previously filed).

2.2 Form of Stock Purchase Agreement entered into on or around June 11, 1999, by and among the Company, Rayovac Latin America, Ltd. and certain persons who hold minority interests in certain of the operating subsidiaries of Ray-O-Vac Overseas Corporation (previously filed).

4.11 Second Amended and Restated Credit Agreement, dated as of August 9, 1999, by and among the Company, the lenders party thereto and Bank of America, N.A. as Administrative Agent (previously filed).

4.12 Second Supplemental Indenture dated as August 6, 1999 by and among the Company, ROV Holding Inc., Rovcal, Inc., Vidor Battery Company and HSBC Bank USA (previously filed).

99.1 Consolidated Financial Statements of ROV Limited and Subsidiaries (with report of independent certified public accountants thereon).

99.2 Unaudited Condensed Consolidated Financial Statements of ROV Limited and Subsidiaries.

99.3                     Unaudited Pro Forma Condensed Consolidated Financial
                         Statements.
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                                   Page 3 of 4


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          RAYOVAC CORPORATION


Date:  October 25, 1999           By:
                                          /S/  Randall J. Steward
                                          ------------------------
                                          Name:  Randall J. Steward
                                          Title:     Executive Vice President of
                                          Administration and Chief Financial
                                          Officer


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